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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: November 3, 2000

                       VALUE CITY DEPARTMENT STORES, INC.
             (Exact name of registrant as specified in its charter)

                                      OHIO
                 (State or other jurisdiction of incorporation)

              1-10767                                   NO. 31-1322832
       (Commission File Number)                (IRS Employer Identification No.)

 3241 WESTERVILLE ROAD, COLUMBUS, OHIO                       43224
(Address of principal executive offices)                   (Zip Code)

                                 (614) 471-4722
              (Registrant's telephone number, including area code)
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ITEM 5.  OTHER ITEMS

         On November 3, 2000, Value City Department Stores, Inc., an Ohio corporation (the "Company"), issued a press release announcing October sales and third quarter estimated results. The press release is included as an exhibit to this Form 8-K and is incorporated herein by this reference.

         The information contained in this Form 8-K or incorporated herein by reference may make certain forward-looking statements based upon the Company's current expectations or beliefs. We caution investors that our actual results may differ materially from our current expectations and beliefs based on the risk factors described in the reports we file with the Securities and Exchange Commission.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


         (C)      EXHIBITS

         Exhibit No.                           Description

           99 (a) Press release, dated November 3, 2000, entitled "Value City Department Stores, Inc. reports October Sales and Third Quarter Estimated Results."

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    VALUE CITY DEPARTMENT STORES, INC.
                                                (Registrant)

                                    By /s/ James A. McGrady
                                      ---------------------------------------
                                      James A. McGrady, Chief Financial Officer
                                      and Treasurer*


Date: November 3, 2000
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* Mr. McGrady is the principal financial officer and has been duly authorized to sign on behalf of the registrant.

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